Oppenheimer Absolute Return Fund                    Oppenheimer Limited Term California Municipal Fund
Oppenheimer Baring China Fund                       Oppenheimer Main Street Opportunity Fund
Oppenheimer Baring Japan Fund                       Oppenheimer Main Street Small Cap Fund
Oppenheimer California Municipal Fund               Oppenheimer MidCap Fund
Oppenheimer Commodity Strategy Total Return Fund    Oppenheimer Portfolio Series
Oppenheimer Convertible Securities Fund             Oppenheimer Quest Balanced Fund
Oppenheimer Core Bond Fund                          Oppenheimer Quest International Value Fund, Inc.
Oppenheimer Dividend Growth Fund                    Oppenheimer Quest Opportunity Value Fund
Oppenheimer Emerging Growth Fund                    Oppenheimer Real Estate Fund
Oppenheimer Equity Fund, Inc.                       Oppenheimer Rising Dividends Fund, Inc.
Oppenheimer Equity Income Fund, Inc                 Oppenheimer Rochester Arizona Municipal Fund
Oppenheimer Global Value Fund                       Oppenheimer Rochester Maryland Municipal Fund
Oppenheimer Gold & Special Minerals Fund        Oppenheimer Rochester Massachusetts Municipal Fund
Oppenheimer International Diversified Fund          Oppenheimer Rochester Michigan Municipal Fund
Oppenheimer International Growth Fund               Oppenheimer Rochester Minnesota Municipal Fund
Oppenheimer International Value Fund                Oppenheimer Rochester North Carolina Municipal Fund
Oppenheimer Transition 2010 Fund                    Oppenheimer Rochester Ohio Municipal Fund
Oppenheimer Transition 2015 Fund                    Oppenheimer Rochester Virginia Municipal Fund
Oppenheimer Transition 2020 Fund                    Oppenheimer Select Value Fund
Oppenheimer Transition 2030 Fund                    Oppenheimer Small- & Mid- Cap Value Fund
Oppenheimer Value Fund

                                   Prospectus Supplement dated December 28, 2007

This supplement amends the Prospectus of each of the above referenced funds (each a "Fund") and is in addition to any other supplement(s). Effective January 1, 2008, the Prospectus of each Fund is amended as follows:

1.       The section titled "What is the Minimum Amount You Must Invest?" is amended by adding the following bullet point to the end of that section:

o        The minimum purchase amounts listed do not apply to omnibus accounts.

2.       The first paragraph of the section titled "Can you Reduce Class A Sales Charges - Rights of
     Accumulation" is deleted in its entirety and replaced by the following:

o        Right of Accumulation. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making (as shown in the table above), you can add the value of any Class A, Class B or, Class C shares of the Fund or other Oppenheimer funds that you or your spouse currently own, or are currently purchasing, to the value of your Class A share purchase.
          Your Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which you have not paid a sales charge will not be counted for this purpose. In totaling your holdings, you may count shares held in your individual accounts (including IRAs, 403(b) plans and advisor sold Section 529 plans), your joint accounts with your spouse, or accounts you or your spouse hold as trustees or custodians on behalf of your children who are minors. A fiduciary can count all shares purchased for a trust, estate or other fiduciary account that has multiple accounts (including employee benefit plans for the same employer and Single K Plans for the benefit of a sole proprietor). If you are buying shares directly from the Fund, you must inform the Distributor of your eligibility and holdings at the time of your purchase in order to qualify for the Right of Accumulation. If you are buying shares through your financial intermediary you must notify your intermediary of your eligibility for the Right of Accumulation at the time of your purchase.

3.       The section titled "Can you Reduce Class A Sales Charges - Rights of Accumulation" is amended by adding the following paragraph to the end of that section:

         Beginning on January 1, 2008, investors may also count Class A, Class B, Class C, Class G and
         Class H unit purchases in advisor sold Section 529 plans, for which the Manager or the
         Distributor serves as the Program Manager or Program Distributor, to determine which Class A sales charge will apply to a current Class A share purchase. You must notify the Distributor or your current intermediary of any qualifying 529 plan holdings.

4.       The section titled "Can you Reduce Class A Sales Charges - Letters of Intent" is amended to reflect that purchases made before the date of submitting a Letter of Intent will not be counted towards satisfying the purchases specified in the Letter. The Letter of Intent period will begin on the date of the first purchase following the submission of the Letter and will run for 13 months.

5.       The section titled "Can you Reduce Class A Sales Charges - Letter of Intent" is amended by adding the following paragraph to the end of that section:

         Beginning on January 1, 2008, investors may also count Class A, Class B, Class C, Class G and
         Class H unit purchases in advisor sold Section 529 plans, for which the Manager or the
         Distributor serves as the Program Manager or Program Distributor, in determining the share purchases that qualify for a Letter of Intent. You must notify the Distributor or your current intermediary of any qualifying 529 plan holdings.

6.       The section titled "Reinvestment Privilege" is amended by adding the following sentence to the end of that section:

         This reinvestment privilege does not apply to reinvestment purchases made through automatic investment options.

December 28, 2007                                                                          PS0000.036